SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 21, 1999


                    SECURITY FIRST TECHNOLOGIES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           DELAWARE                  000-24931                58-2395199
           --------                  ---------                ----------
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)



       3390 PEACHTREE  ROAD, NE, SUITE 1700,  ATLANTA, GEORGIA 30326
       -------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                   On September 22, 1999, Security First Technologies Corporation, or S1, announced, in a press release attached as Exhibit 99.1, that it had entered into new agreements for its Belgian subsidiary to acquire FICS Group, N.V. In doing so, that certain Share Purchase Agreement, dated as of May 16, 1999, entered into by and among S1 Europe Holdings N.V., each of the stockholders and bondholders of FICS Group N.V. listed on the signature page thereto, and for the limited purposes stated therein, S1 and FICS Group N.V., and that certain Stock Purchase Agreement, dated as of May 16, 1999, entered into by and among S1, the individuals identified on Schedule 1 thereto and FICS Group N.V. (for the limited purposes set forth in Section 5 and Section 6.3(b) thereof) were both terminated.

                   The new agreements include a Share Purchase Agreement II, dated as of September 21, 1999, entered into by and among S1 Europe Holdings N.V., each of the stockholders of FICS Group N.V. who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes stated therein, S1 and FICS Group N.V., and a Stock Purchase Agreement II, dated as of September 21, 1999, entered into by and among S1, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and FICS Group N.V., (for the limited purposes set forth in Section 5 and Section 6.3(b) thereof). These documents are attached as Exhibits 2.1 and 10.1 respectively.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.



         EXHIBIT
           NO.             DESCRIPTION
           ---             -----------

        2.1 Share Purchase Agreement II by and among S1 Europe Holdings N.V., a Belgian corporation and a subsidiary of Security First Technologies Corporation, the stockholders of FICS Group N.V. who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes therein, Security First Technologies Corporation and FICS Group N.V., dated September 21, 1999.

        10.1 Stock Purchase Agreement II by and among Security First Technologies Corporation, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and FICS Group N.V. for the limited purposes set forth therein, dated September 21, 1999.

        99.1               Press Release dated September 22, 1999.

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY FIRST TECHNOLOGIES CORPORATION
                                    (Registrant)

                                    /s/Robert F. Stockwell
                                    ---------------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer and Treasurer




Date: September 22, 1999

                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------


        2.1 Share Purchase Agreement II by and among S1 Europe Holdings N.V., a Belgian corporation and a subsidiary of Security First Technologies Corporation, the stockholders of FICS Group N.V. who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes therein, Security First Technologies Corporation and FICS Group N.V., dated September 21, 1999.

        10.1 Stock Purchase Agreement II by and among Security First Technologies Corporation, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and FICS Group N.V. for the limited purposes set forth therein, dated September 21, 1999.

        99.1               Press Release dated September 22, 1999.